ADDENDUM TO MEMORANDUM OF AGREEMENT OF LEASE MADE AND ENTERED INTO BY AND BETWEEN MONTPROP BELEGGINGS (PROPRIETARY) LIMITED, AS THE LANDLORD AND LEATT CORPORATION (INCORPORATED IN THE STATE OF NEVADA), AS THE TENANT, IN RESPECT OF UNIT 9, (now adding UNIT 8) SYCAMORE PARK, 36 SYCAMORE CRESCENT, (ERF 205/86), ATLAS GARDENS BUSINESS PARK.

The following shall be deemed to form part of and be incorporated in the annexed Agreement of Lease:

1. For purpose of clarification the Agreement of Lease referred to shall be that signed by the Landlord on the **24th February 2022** and by the Tenant on the **17th February 2022** respectively, for the period **1st April 2022**, until the last day of **August 2023**, and all subsequent addendums to this lease.

2.a. By signature to this document by both parties, it is mutually agreed that the said Agreement of Lease will now apply to and include **Unit 8, Sycamore Park** commencing on **1st July 2025,** on the same terms and conditions, except for the monthly rental, which for **Unit 8,** will be for
8 months: R 33 260.00 (Thirty Three Thousand Two Hundred Six Rand), and for the
2nd Year: R 35 588.00 (Thirty Five Thousand Five Hundred and Eighty Eight Rand), exclusive of value added tax. Rental Deposit increase of **R 71 176.00** is required to increase the existing deposit to two month's rent as per the lease agreement. Eskom Deposit required is **R 32 000.00.**

2.b. Occupation date of the premises could potentially be One (1) month earlier, which will be advised to the you one month in advance, rent will be as per point 2.a, all terms and conditions will remain the same.

3. The Tenant shall have the right to renew the Agreement of Lease for a further period of **Two (2) Years** or more beyond the renewal period detailed in clause 2. above, on the same terms and conditions, save as to rental, provided that written notice of intention to exercise this right of renewal is given to the Landlord at least **Three (3) months** prior to the expiry of the renewal period detailed in clause 2. above, and provided further that the Tenant has fulfilled all its obligations in terms of the said Agreement of Lease. The rental for such renewal period shall be as mutually agreed between the parties.

This Addendum does not waive, extend or alter any of the conditions or limitations in the said Agreement of Lease, ~~including the surety Annexure "C",~~ except as stated herein.
20.02.2025 SM KG [signature]

For the Tenant:
Thus done and signed at Durbanville **on** 20. 02 **2025**

Sean Macdonald
Full Names of person signing:

[signature]
Signature for Tenant:
(who warrant/s that he/they has/have been duly authorized)

AS WITNESSES:
1. [signature] 2. [signature]

For the Landlord:
Thus done and signed at Montague Gardens **on** 24 February **2025**

Gideon Jacobus Retief
Full Names of person signing:

[signature]
Signature for Landlord:
(who warrant/s that he/they has/have been duly authorized)

AS WITNESSES:
1. C Bothoff 2. [signature]